Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2018 Second Quarter Results
SCHAUMBURG, IL. - February 6, 2018 - Sparton Corporation (NYSE: SPA) today announced results for the second quarter of fiscal year 2018 ended December 31, 2017.
Second Quarter Financial Results and Highlights
Joseph J. Hartnett, Interim President & CEO, commented, “The operational improvements we have made over the past two years continues to drive our performance through some very challenging times. Thanks to the collective effort of the entire organization, we were able to achieve significant improvements over our first quarter’s results in many important areas including sales, margins, cash flows, new program wins and borrowings under our credit facility."
Joseph G. McCormack, Senior Vice President & CFO, commented, “During the second quarter of fiscal year 2018, the Company recorded additional income tax expense of $10.8 million as a result of the newly enacted Tax Cuts and Jobs Act of 2017 which was principally related to a write-down of the Company’s net deferred tax assets as a result of the reduction in the statutory income tax rate.”
Consolidated:
• Net sales of $97.8 million
• Gross profit margin of 20.9%
• SG&A expenses of $14.1 million or 14.4% of sales; adjusted SG&A of $12.7 million, 13.0% of sales
• Loss per share of $(0.92), adjusted earnings per share of $0.45
• Adjusted EBITDA of $8.7 million, an 8.9% adjusted EBITDA margin
MDS Segment:
• Gross sales of $58.4 million
• Gross profit margin of 12.6%
• Operating loss of $0.2 million
• Adjusted EBITDA of $4.2 million, a 7.1% adjusted EBITDA margin
• New program wins in Q2 have expected revenue of $20.0 million when fully ramped up into production
• Trailing four quarter new program win revenue of $67.4 million, which continues to support our future organic growth
ECP Segment:
• Gross sales of $42.5 million
• Gross profit margin of 31.7%
• Operating income of $8.9 million
• Adjusted EBITDA of $10.5 million, a 24.6% adjusted EBITDA margin

SELECTED FINANCIAL DATA

	For the Quarters Ended			For the First Two Quarters
	Q2 FY18	Q1 FY18	Q2 FY17	2018	2017
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$97,819	$82,763	$97,399	$180,582	$197,766
Gross profit	20,429	14,588	15,898	35,017	33,183
Selling and administrative expenses	14,074	15,205	12,953	29,279	26,336
Operating income	3,793	(3,112)	221	681	1,553
Adjusted operating income (non-GAAP)	7,053	1,162	3,107	8,215	7,421
Earnings per share	(0.92)	(0.29)	(0.09)	(1.21)	(0.08)
Adjusted Earnings per share (non-GAAP)	0.45	—	0.10	0.44	0.31
EBITDA (non-GAAP)	7,153	337	3,890	7,490	8,961
Adjusted EBITDA (non-GAAP)	8,741	2,899	5,553	11,640	11,696
Adjusted EBITDA margin (non-GAAP)	8.9%	3.5%	5.7%	6.4%	5.9%
Free cash flow (non-GAAP)	$19,725	$(23,684)	$10,008	$(3,959)	$12,101

MDS Segment:
Gross sales	$58,353	$55,308	$67,382	$113,661	$132,384
Intercompany sales	(2,970)	(2,937)	(2,333)	(5,907)	(4,533)
Net sales	55,383	52,371	65,049	107,754	127,851
Gross profit	6,960	5,993	8,357	12,953	15,651
Selling and administrative expenses	3,513	3,454	3,384	6,967	6,892
Allocation of corporate expenses	2,101	2,446	2,177	4,547	4,645
Operating Income (loss)	(208)	(1,485)	986	(1,693)	472
Adjusted Segment EBITDA (non-GAAP)	$4,159	$3,250	5,875	$7,409	$10,566

ECP Segment:
Gross sales	$42,468	$30,399	$32,350	$72,867	$69,942
Intercompany sales	(32)	(7)	—	(39)	(27)
Net sales	42,436	30,392	32,350	72,828	69,915
Gross profit	13,469	8,595	7,541	22,064	17,532
Selling and administrative expenses	2,533	2,589	2,550	5,122	5,174
Allocation of corporate expenses	1,037	991	995	2,028	2,195
Operating Income	8,891	4,098	3,082	12,989	8,511
Adjusted Segment EBITDA (non-GAAP)	$10,458	$5,678	4,646	16,136	$11,874
Liquidity and Capital Resources
As of December 31, 2017, the Company had $42 million available under its $125 million credit facility.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from total operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 118th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.

CONSOLIDATING FINANCIAL INFORMATION - Q2 FISCAL YEAR 2018
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$55,383	$42,436	$97,819
Cost of goods sold	—	48,423	28,967	77,390
Gross profit	—	6,960	13,469	$20,429
Operating expenses:
Selling and administrative	8,028	3,513	2,533	14,074
Selling and administrative - Corp allocations	(3,138)	2,101	1,037	—
Internal research and development	—	—	669	669
Amortization of intangible assets	—	1,554	339	1,893
Total operating expenses	4,890	7,168	4,578	16,636
Income (loss) from operations	(4,890)	(208)	8,891	3,793
Interest expense, net	(1,507)	—	—	(1,507)
Other income (expense)	(1)	19	(5)	13
Income taxes	(11,296)	(37)	—	(11,333)
Net income (loss)	$(17,694)	$(226)	$8,886	$(9,034)
Income per share of common stock:
Basic				$(0.92)
Diluted				(0.92)
Weighted average shares of common stock outstanding:
Basic				9,834,723
Diluted				9,834,723

CONSOLIDATING FINANCIAL INFORMATION - Q2 FISCAL YEAR 2017
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$65,049	$32,350	$97,399
Cost of goods sold	—	56,692	24,809	81,501
Gross profit	—	8,357	7,541	$15,898
Operating expenses:
Selling and administrative	7,019	3,384	2,550	12,953
Selling and administrative - Corp allocations	(3,172)	2,177	995	—
Internal research and development	—	—	533	533
Amortization of intangible assets	—	1,810	381	2,191
Total operating expenses	3,847	7,371	4,459	15,677
Income (loss) from operations	(3,847)	986	3,082	221
Interest expense, net	(1,071)	4	—	(1,067)
Other income (expense)	(7)	12	(16)	(11)
Income taxes	(45)	(5)	—	(50)
Net income (loss)	$(4,970)	$997	$3,066	$(907)
Income per share of common stock:
Basic				$(0.09)
Diluted				(0.09)
Weighted average shares of common stock outstanding:
Basic				9,802,664
Diluted				9,802,664

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the First Two Quarters
	2018	2017
	($ in thousands)
Cash Flows from Operating Activities:
Operating activities, net of working capital changes	$5,891	$8,158
Net changes in working capital	(6,765)	6,513
Cash Flows from Operating Activities	(874)	14,671
Cash Flows from Investing Activities:
Capital expenditures	(3,099)	(2,570)
Other investing activities	14	—
Cash Flows from Investing Activities	(3,085)	(2,570)
Cash Flows from Financing Activities:
Net change in credit facility	4,400	(11,500)
Other financing activities	(325)	(144)
Cash Flows from Financing Activities	4,075	(11,644)
Change in Cash and Cash Equivalents	116	457

Cash and Cash Equivalents - Beginning	988	132
Cash and Cash Equivalents - Ending	$1,104	$589

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2017	July 2, 2017
	($ in thousands)
Assets
Cash and cash equivalents	$1,104	$988
Accounts receivable, net	54,466	45,347
Inventories	62,767	60,248
Prepaid and other current assets	4,177	3,851
Property, plant and equipment, net	34,484	34,455
Goodwill	12,663	12,663
Other intangible assets, net	24,629	28,445
Other assets	19,948	31,146
Total assets	$214,238	$217,143
Liabilities and Shareholders’ Equity
Accounts payable	$38,210	$27,672
Accrued expenses	20,807	26,580
Credit facility	78,900	74,500
Capital lease obligations, long term	32	167
Environmental	5,208	5,468
Pension	820	888
Shareholders’ Equity	70,261	81,868
Total Liabilities and Shareholders’ Equity	$214,238	$217,143

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - Q2 Fiscal Year 2018
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(17,694)	$(226)	$8,886	$(9,034)
Interest expense, net	1,507	—	—	1,507
Income taxes	11,296	37	—	11,333
Amortization of intangible assets	—	1,554	339	1,893
Depreciation	565	693	196	1,454
Selling and administrative - Corp allocations	(3,138)	2,101	1,037	—
EBITDA, excluding corporate allocation	(7,464)	4,159	10,458	7,153
Adjustments for nonrecurring operating expenses:
Stock-based compensation	221	—	—	221
Costs related to potential sale of Company	1,367	—	—	1,367
Adjusted EBITDA, before corporate allocation	$(5,876)	$4,159	$10,458	$8,741

Adjusted EBITDA, after corporate allocation	$(2,738)	$2,058	$9,421	$8,741

Adjusted EBITDA margin				8.9%

EBITDA Reconciliation (Non-GAAP) - Q2 Fiscal Year 2017
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(4,970)	$997	$3,066	$(907)
Interest expense, net	1,071	(4)	—	1,067
Income taxes	45	5	—	50
Amortization of intangible assets	—	1,810	381	2,191
Depreciation included in SG&A above	446	839	204	1,489
Selling and administrative - Corp allocations	(3,172)	2,177	995	—
EBITDA, excluding corporate allocation	(6,580)	5,824	4,646	3,890
Adjustments for nonrecurring operating expenses:
Stock-based compensation	968	—	—	968
Costs related to potential sale of company	644	51	—	695
Adjusted EBITDA, before corporate allocation	$(4,968)	$5,875	$4,646	$5,553

Adjusted EBITDA, after corporate allocation	$(1,796)	$3,698	$3,651	$5,553

Adjusted EBITDA margin				5.7%

Adjusted EPS (Non-GAAP)

	For the Quarters Ended			For the First Two Quarters
	Q2 FY18	Q1 FY18	Q2 FY17	2018	2017
	(Dollars in thousands, except per share data)
Earnings per share - diluted, as reported	$(0.92)	$(0.29)	$(0.09)	$(1.21)	$(0.08)
Nonrecurring items	0.12	0.16	0.05	0.27	0.10
Amortization of intangible assets	0.15	0.13	0.14	0.28	0.29
Deferred tax asset adjustment	1.10	—	—	1.10	—
Adjusted earnings per share	$0.45	$—	$0.10	$0.44	$0.31

Adjustments, net of tax:
Costs related to potential sale of Company	$1,149	$1,528	$452	$2,677	$883
Other nonrecurring adjustments	—	—	—	—	65
Total nonrecurring, net of tax	1,149	1,528	452	2,677	948
Amortization of intangible assets, net of tax	1,498	1,250	1,424	2,748	2,866
Adjustments for Tax Act	10,807	—	—	10,807	—
Total adjustments	$13,454	$2,778	$1,876	$16,232	$3,814

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Quarters Ended
	Q2 FY18		Q1 FY18		Q2 FY17
	SG&A	Operating Income	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$14,074	$3,793	$15,205	$(3,112)	$12,953	$221
Percentage of sales	14.4%	3.9%	18.4%	(3.8)%	13.3%	0.2%
Adjustments:
Amortization of intangible assets	—	1,893	—	1,923	—	2,191
Costs related to potential sale of Company	1,367	1,367	2,351	2,351	695	695
Other nonrecurring adjustments	—	—	—	—	—	—
Total adjustments	1,367	3,260	2,351	4,274	695	2,886
As adjusted	$12,707	$7,053	$12,854	$1,162	$12,258	$3,107

Adjusted percentage of sales	13.0%	7.2%	15.5%	1.4%	12.6%	3.2%

	For the First Two Quarters
	2018		2017
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$29,279	$681	$26,336	$1,553
Percentage of sales	16.2%	0.4%	13.3%	0.8%
Adjustments:
Amortization of intangible assets	—	3,816	—	4,410
Costs related to potential sale of Company	3,718	3,718	1,358	1,358
Other nonrecurring adjustments	—	—	100	100
Total adjustments	3,718	7,534	1,458	5,868
As adjusted	$25,561	$8,215	$24,878	$7,421

Adjusted percentage of sales	14.2%	4.5%	12.6%	3.8%